EXHIBIT 21.1

                       SUBSIDIARIES OF YM BIOSCIENCES INC.
                               AS AT JUNE 27, 2005

------------------------------ --------------------------------- -------------------------------- ---------------------------------
                                                                                                  NUMBER OF SHARES AND PERCENTAGE
                                                                                                        OF SHARES HELD BY YM
                                                                                                          BIOSCIENCES INC.
        NAME OF SUBSIDIARY               JURISDICTION                 DATE OF INCORPORATION
------------------------------ --------------------------------- -------------------------------- ---------------------------------
CIMYM Inc.                     Ontario                           November 8, 1995                 80 common - 80% (note:
                                                                                                  CIMAB S.A. - 20%)
------------------------------ --------------------------------- -------------------------------- ---------------------------------
YMB Development                Nova Scotia                       December 12, 2001                1 common - 100%
------------------------------ --------------------------------- -------------------------------- ---------------------------------
3745350 Canada Inc.
(dissolution in progress)      Canada                            April 6, 2000                    1 common - 100%

------------------------------ --------------------------------- -------------------------------- ---------------------------------
CIMYM Inc. (International      Barbados                          May 16, 1996                     80 common - 80% (note:
Marketing Subsidiary)                                                                             CIMAB S.A. - 20%)
------------------------------ --------------------------------- -------------------------------- ---------------------------------
DELEX Therapeutics Inc.        Ontario                           May 2, 2005*                     1 common - 100%
------------------------------ --------------------------------- -------------------------------- ---------------------------------

* DELEX Therapeutics Inc., an Ontario corporation, was originally incorporated on April 15, 1994. 2069044 Ontario Limited, an Ontario corporation and wholly owned subsidiary of YM BioSciences Inc., was originally incorporated on April 6, 2005. Pursuant to an Amalgamation Agreement (see Exhibit 10.17) and as part of transactions contemplated in a Merger Agreement (see Exhibit 10.16), DELEX and 2069044 amalgamated on May 2, 2005 and continued under the name "DELEX Therapeutics Inc."